QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 32.1

Certification of CEO Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Assured Guaranty Ltd. (the "Company") for the period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Dominic J. Frederico, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DOMINIC J. FREDERICO
Name:	Dominic J. Frederico
Title:	President and Chief Executive Officer
Date:	November 8, 2007

QuickLinks

  EXHIBIT 32.1
Certification of CEO Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002